UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2015

COMMITTED CAPITAL ACQUISITION CORPORATION II

(Exact name of registrant as specified in its charter)

Delaware	333-192586	45-4345803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

712 Fifth Avenue 22nd Floor, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  212-759-2020

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

KPMG LLP was previously the principal accountants of Committed Capital Acquisition Corporation II (the “Company”). On August 6, 2015, the Board of Directors (the “Board”) of the Company, notified KPMG LLP that it had been dismissed as the Company’s independent registered public accounting firm. On and effective as of that same date, the Board approved and the Company entered into an engagement letter with WithumSmith+Brown, PC (“WS+B”) and engaged WS+B as the Company’s independent registered public accounting firm.

KPMG LLP’s audit report on the Company’s financial statements for the year ended December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG LLP’s report on the financial statements of Committed Capital Acquisition Corporation II as of and for the year ended December 31, 2014, contained a separate paragraph stating that “if the Company does not complete a business combination within 24 months of the effectiveness of the Company’s initial public offering, then the Company will cease all operations except for the purpose of winding up and liquidating. This mandatory liquidation and subsequent dissolution raises substantial doubt about the company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of the uncertainty”.

KPMG LLP’s report on the financial statements of Committed Capital Acquisition Corporation II as of and for the year ended December 31, 2014, contained a separate paragraph stating that “As discussed in Note 2 to the financial statements, the Company has adopted Financial Accounting Standards Board Accounting Standards Update No. 2014-10 for the year ended December 31, 2014, which resulted in the Company revising its financial statement presentation by removing references to being a development stage company and eliminating incremental financial reporting requirements to present inception-to-date financial information in the statements of operations, changes in stockholder’s equity and cash flows”.

During the fiscal year ended December 31, 2014 and the subsequent interim period through August 6, 2015, there were no (i) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (ii) reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

During the fiscal year ended December 31, 2014 and the subsequent interim period through August 6, 2015, neither the Company nor anyone acting on its behalf consulted WS+B regarding the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements.

A letter from KPMG LLP is attached as Exhibit 16.1 to this Form 8-K, as required by Item 304(a)(3) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit

16.1	Letter from KPMG to the Securities and Exchange Commission, dated August 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Committed Capital Acquisition Corporation II

August 10, 2015	By:	/s/ Michael Rapp
Name: Michael Rapp
Title: Chief Executive Officer and Chairman